UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________________

FORM 8-K/A-1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: December 29, 2006

Golden Eagle International, Inc.
(Name of small business issuer as specified in its charter)

Colorado	0-23726	84-1116515
State of	Commission File	IRS Employer
Incorporation	Number	Identification No.

9661 South 700 East, Salt Lake City, Utah 84070
Address of principal executive offices

801-619-9320
Telephone number, including
Area code

Not applicable
Former name or former address if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

On December 29, 2006, Golden Eagle International, Inc. (hereafter referred to as “us” or “we”) entered into the following four separate Series B Contingent Convertible Preferred Stock Subscription Agreements (“Subscription Agreement” or “Subscription Agreements”) that provide for the exchange of an aggregate of 1,988,599 shares of our Series B contingent convertible preferred stock for debt totaling $1,988,598, which comprised our debt in default to the subscribers named below.

1)
Subscription Agreement with Dewey Williams and The Dewey L. Williams Profit Sharing Plan and Trust (collectively “the Williams Group”) providing for the issuance of 28,899 shares of Series B Contingent Convertible Preferred Stock to the Williams Group for a price of $1.00 per share in exchange for satisfaction of $28,898.83 that we owed to the Williams Group;

2)
Subscription Agreement with Mary A. Erickson providing for the issuance of 25,960 shares of Series B Contingent Convertible Preferred Stock to Mary A. Erickson for a price of $1.00 per share in exchange for satisfaction of $25,959.65 that we owed to Mary A. Erickson;

3)
Subscription Agreement with Golden Eagle Mineral Holdings, Inc. (“GEMH”), an entity unaffiliated with us, providing for the issuance of 1,251,090 shares of Series B Contingent Convertible Preferred Stock to GEMH for a price of $1.00 per share in exchange for satisfaction of $1,251,089.78 that we owed to GEMH; and

4)
Subscription Agreement with Lone Star Equity Group, LLC (“Lone Star”) providing for the issuance of 682,650 shares of Series B Contingent Convertible Preferred Stock to Lone Star for a price of $1.00 per share in exchange for satisfaction of $682,649.94 that we owed to Lone Star.

In connection with these Subscription Agreements and as reflected in more detail below in Item 3.03, on December 29, 2006, our board of directors voted to approve a Certificate of Designation of the Preferences and Rights of Series B Contingent Convertible Preferred Stock (“Certificate of Designation”) as described below. These Subscription Agreements were executed prior to our filing of the Articles of Amendment to the Company’s Articles of Incorporation with the Colorado Secretary of State designating the Series B contingent convertible preferred stock, as discussed in Item 5.03 below.

Section 3 - Securities and Trading Markets

Item 3.02  Unregistered Sales of Equity Securities

(a) On December 29, 2006, we issued 1,988,599 shares of our Series B contingent convertible preferred stock to four accredited investors in exchange for their investment of $1,988,598. These shares of Series B contingent convertible preferred stock were issued prior to our filing of the Articles of Amendment to the Company’s Articles of Incorporation with the Colorado Secretary of State designating the Series B contingent convertible preferred stock, as discussed in Item 5.03 below.

(b) There were no placement agents or underwriters involved in the transactions and no underwriting discounts or commissions were paid in connection with the transactions.

(c) The transactions were completed when pending loans for $1,988,598 from the four accredited investors were converted to 1,988,599 shares of our Series B contingent convertible preferred stock on December 29, 2006, and upon the effectiveness of the related Articles of Amendment, as discussed in Item 5.03 below.

(d) We relied on the exemption from registration provided by Sections 4(2) and 4(6) and Rule 506 of Regulation D under the Securities Act of 1933 for these transactions. We believed these exemptions were available because:

•	All purchasers were accredited investors;
•	There was no general solicitation or general advertising involved in the offer or sale;

•	The offer and sale did not involve a public offering; and
•
We will be placing restrictive legends on the certificates representing these securities issued to the accredited investors stating that the securities were not registered under the Securities Act of 1933 and are subject to restriction on their transferability and resale.

(e) Our Series B contingent convertible preferred stock is convertible for common shares of our stock at the conversion ratio of 250 shares of common stock for every 1 share of Series B contingent convertible preferred.  We have no registration obligation with respect to the shares of Series B contingent convertible preferred stock issued.

(f) We have previously used the loan proceeds for general corporate purposes. We have reduced the debt on our balance sheet for which we have exchanged our Series B contingent convertible preferred stock and made a corresponding entry to the equity section of our balance sheet.

Item 3.03 Material Modification to Rights of Security Holders

On December 29, 2006 our board of directors voted to approve the Certificate of Designation, which designates 4.5 million Series B contingent convertible preferred shares out of our 10 million authorized preferred shares. Further, the Certificate of Designation fixes the value of each Series B preferred share at $1.00 per share and makes each one of those Series B preferred shares convertible to 250 of our common shares, contingent upon additional common shares being available should our shareholders authorize an increase in our number of common shares. Except for ten unissued shares, we have reached the limit of our authorized common shares.

Section 5 - Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On December 29, 2006, at a special meeting of our board of directors, our board of directors approved an amendment to our Articles of Incorporation establishing the rights, preferences, privileges and restrictions of, and the number of shares comprising our Series B contingent convertible preferred stock consisting of 4,500,000 shares. On January 10, 2007, we filed the Articles of Amendment to our Articles of Incorporation with the Colorado Secretary of State designating the Series B contingent convertible preferred stock (See Exhibit 3.1). These Articles of Amendment became effective on January 10, 2007. As a result, we have:

•	3,500,000 shares of Series A stock designated, no shares of which are outstanding;

•	4,500,000 shares of Series B contingent convertible preferred stock authorized and, as a result of the transactions described above, 1,988,598 shares of which are outstanding; and

•	2,000,000 shares of preferred stock that have not yet been designated.

We presently have no plans to issue any additional shares of our Series B contingent convertible preferred stock. We also presently have no plans to issue any additional shares of the Series A preferred stock, or any other shares of preferred stock.

Section 9 - Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

(d) Exhibits

3.1 Articles of Amendment filed with the Colorado Secretary of State on January 10, 2007.

4.1 Certificate of Designation of the Preferences and Rights of Series B Contingent Convertible Preferred Stock (filed with the original Form 8-K report as Exhibit 1.1).

10.1 Series B Contingent Convertible Preferred Stock Subscription Agreement for Golden Eagle Mineral Holdings, Inc. (filed with the original Form 8-K report as Exhibit 1.2).

10.2 Series B Contingent Convertible Preferred Stock Subscription Agreement for Lone Star Equity Group, LLC (filed with the original Form 8-K report as Exhibit 1.3).

10.3 Series B Contingent Convertible Preferred Stock Subscription Agreement for the Dewey L. Williams Profit Sharing Plan and Trust & Dewey L. Williams (filed with the original Form 8-K report as Exhibit 1.4).

10.4 Series B Contingent Convertible Preferred Stock Subscription Agreement for Mary A. Erickson (filed with the original Form 8-K report as Exhibit 1.5).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 19th day of January, 2007.

Golden Eagle International, Inc.

By:	/s/ Terry C. Turner
Terry C. Turner,
President and Chief Executive Officer

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LOGO $125.00 $25.00	Colorado Secretary of State Date and Time: 01/10/2007 04:41 PM Id Number: 19881074803 Document number: 20071015206

ABOVE SPACE FOR OFFICE USE ONLY

Articles of Amendment
filed pursuant to §7-90-301, et seq. and §7-110-106 of the Colorado Revised Statutes (C.R.S.)

ID number:		19881074803

1.	Entity name:	GOLDEN EAGLE INTERNATIONAL, INC.
		(If changing the name of the corporation, indicate name BEFORE the name change)

2.	New Entity name: (if applicable)

3.	Use of Restricted Words (if any of these terms are contained in an entity name, true name of an entity, trade name or trademark stated in this document, mark the applicable box):	☐ “bank” or “trust” or any derivative thereof ☐ “credit union” ☐ “savings and loan” ☐ “insurance”, “casualty”, “mutual”, or “surety

4.	Other amendments, if any, are attached.

5.	If the amendment provides for an exchange, reclassification or cancellation of issued shares, the attachment states the provisions for implementing the amendment.

6.	If the corporation’s period of duration
as amended is less than perpetual, state
the date on which the period of duration
	expires:	___________________ (mm/dd/yyyy

OR

  If the corporation’s period of duration as amended is perpetual, mark this box: ☑

7.	(Optional) Delayed effective date:	___________________
(mm/dd/yyyy)

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AMD_PC
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	to be delivered for filing:	(Last) (First) (Middle) (Suffix)
6400 S. Fiddlers Green Circle
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Suite 1000
Greenwood Village CO 80111
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Attachment 1
Cert. of Designation Series B Preferred Stock

CERTIFICATE OF DESIGNATION OF THE
PREFERENCES AND RIGHTS
OF
SERIES B CONTINGENT CONVERTIBLE PREFERRED STOCK
OF
GOLDEN EAGLE INTERNATIONAL, INC.

* * * *

The undersigned, Terry C. Turner and Tracy A. Madsen, certify that:

A. They are the duly acting President and Secretary, respectively, of GOLDEN EAGLE INTERNATIONAL, INC., a corporation organized and existing under the Colorado Business Corporation Act (the "Corporation").

B.  Pursuant to authority conferred upon the Board of Directors by the Articles of Incorporation of the Corporation, and pursuant to the provisions of Section 7-106-102 of the Colorado Business Corporation Act, said Board of Directors, pursuant to a meeting held on December 29, 2006, approved and adopted a resolution establishing the rights, preferences, privileges and restrictions of, and the number of shares comprising, the Corporation’s Series B Convertible Preferred Stock, which resolution is as follows:

RESOLVED, that a series of Preferred Stock in Golden Eagle International, Inc., a Colorado corporation (the “Corporation”), having the rights, preferences, privileges and restrictions, and the number of shares constituting such series and the designation of such series, set forth below be, and it hereby is, authorized by the Board of Directors of the Corporation pursuant to authority given by the Corporation’s Articles of Incorporation.

1. Number and Designation. This series shall consist of 4,500,000 shares of Preferred Stock of the Corporation and shall be designated the Series B Convertible Preferred Stock (“Series B Stock”). The number of authorized shares of Series B Stock may be reduced to the extent any shares are not issued and outstanding by further resolution duly adopted by the Board of Directors of the Corporation and by filing amendments to the Certificate of Designation pursuant to the provisions of the Colorado Business Corporation Act stating that such reduction has been so authorized, but the number of authorized shares of this Series shall not be increased except pursuant to majority vote of the Series B Holders. None of the shares of Series B Stock has been issued.

2. Dividends. When and as any dividend or distribution is declared or paid by the Corporation on Common Stock, whether payable in cash, property, securities or rights to acquire securities, the Series B Holders will be entitled to participate with the holders of Common Stock in such dividend or distribution as set forth in this Section 2 . At the time such dividend or distribution is payable to the holders of Common Stock, the Corporation will pay to each Series B Holder such holder’s share of such dividend or distribution equal to the amount of the dividend or distribution per share of Common Stock payable at such time multiplied by the number of shares of Common Stock then obtainable upon conversion of such holder’s Series B Stock.

3. Voting Rights.

A. The Series B Holders shall be entitled to notice of any shareholders’ meeting and to vote as a single class with the Common Stock upon any matter submitted for approval by the holders of Common Stock, and shall have two hundred and fifty votes (250) for each share of Series B Stock held.

B. In addition to any other rights provided by law, so long as any Series B Stock is outstanding, the Corporation, without first obtaining the affirmative vote or written consent of the holders of not less than a majority of such outstanding shares of Series B Stock, will not amend or repeal any provision of, or add any provision to, the Corporation’s Articles of Incorporation or By-Laws if such action would materially adversely affect the liquidation preferences of, or the rights or restrictions provided for the benefit of, any Series B Stock.

4. Preference Upon Liquidation. Upon any liquidation, dissolution or winding up of the Corporation, each Series B Holder will be entitled to be paid, before any distribution or payment is made upon any Junior Securities of the Corporation, an amount in cash equal to the aggregate Liquidation Value (as defined in Section 5C below) of all shares of Series B Stock held by such holder, plus accrued dividends, if any; thereafter, each Series B Holder will participate in any distribution or payment on a pro rata basis with all Junior Securities as if the Series B Stock had been converted into Common Stock so long as the Corporation has sufficient authorized but unissued common shares to allow the conversion of each Series B Share.

5. Conversion into Conversion Stock.

A. Conversion. The Corporation shall use its best efforts to authorize sufficient Common Stock by filing articles of amendment with the Secretary of State of Colorado, so that the Series B Holders may convert their Series B Preferred Stock into Common Shares at a ratio of one preferred share for two hundred fifty (250) shares of Common Stock (the “Conversion Ratio”). Conversion shall only occur upon such date as the Corporation authorizes sufficient additional Common Stock as evidenced by filing articles of amendment with the Secretary of State of Colorado.

B. Contingent Conversion Feature

  (i) The conversion of Series B Stock will be deemed to have been effected upon the written notice by the Series B Stock Holder. At such time as such conversion has been effected, the rights of the holder of such Series B Stock as such holder will cease and the person or persons in whose name or names any certificate or certificates for shares of Conversion Stock are to be issued upon such conversion will be deemed to have become the holder or holders of record of the shares of Conversion Stock represented thereby.

(ii) As soon as possible after a conversion has been effected, the Corporation will deliver to the converting holder a certificate or certificates representing the number of shares of Common Stock issuable by reason of such conversion in such name or names and such denomination or denominations as the converting holder has specified.

(iii) The issuance of certificates for shares of Common Stock upon conversion of Series B Stock will be made without charge to the Series B Stock Holder

C. Subdivision or Combination of Common Stock. If the Corporation at any time subdivides (by any stock split, stock dividend or otherwise) its outstanding shares of Common Stock into a greater number of shares, the Conversion Ratio in effect immediately prior to such subdivision will be proportionately reduced, and if the Corporation at any time combines (by reverse stock split or otherwise) its outstanding shares of Common Stock into a smaller number of shares, the Conversion Ratio in effect immediately prior to such combination will be proportionately increased.

D. Certain Events. If any event occurs of the type contemplated by the provisions of this Section 5 but not expressly provided for by such provisions, then the Board of Directors of the Corporation will make an appropriate adjustment in the Conversion Ratio so as to protect the rights of the Series B Holders; provided that no such adjustment will increase the Conversion Ratio as otherwise determined pursuant to this Section 5 or decrease the number of shares of Common Stock issuable upon conversion of each share of Series B Stock.

E. Notices.

(i) Immediately upon any adjustment of the Conversion Ratio, the Corporation will send written notice thereof to all Series B Holders.

(ii) All notices and other communications from the Corporation to a Series B Holder shall be mailed by first class registered or certified mail, postage prepaid, at such address as may have been furnished to the Corporation in writing by such holder, or, until an address is so furnished, to and at the address of the last holder who has so furnished an address to the Corporation.

E. Converted or Redeemed Shares. Any shares of Series B Stock which are converted pursuant to this Section 5 will be canceled and will not be reissued, sold or transferred and will be returned to authorized but unissued shares of Preferred Stock.

6. Miscellaneous.

A. Registration of Transfer. The Corporation will keep at its principal office a register for the registration of Series B Stock. Upon the surrender of any certificate representing Series B Stock at such place, the Corporation will, at the request of the record holder of such certificate, execute and deliver (at the Corporation’s expense) a new certificate or certificates in exchange therefore representing in the aggregate the number of shares represented by the surrendered certificate. Each such new certificate will be registered in such name and will represent such number of shares as is requested by the holder of the surrendered certificate and will be substantially identical in form to the surrendered certificate.

B. Replacement. Upon receipt of evidence reasonably satisfactory to the Corporation (an affidavit of the registered holder will be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing one or more shares of Series B Stock, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Corporation, the Corporation will (at its expense) execute and deliver in lieu of such certificate a new certificate representing the number of shares represented by such lost, stolen, destroyed or mutilated certificate.

C. Priority. The Corporation may not issue any series of Preferred Stock that may be treated in pari passu or senior to the Series B Stock.

D. Definitions. For purposes hereof:

“Common Stock” means the Common Stock of the Corporation, $.0001 par value per share, and includes all stock of any class or classes (however designated) of the Company, authorized upon the Original Issue Date or thereafter, the holders of which shall have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference, and the holders of which shall ordinarily, in the absence of contingencies, be entitled to vote for the election of a majority of directors of the Company (even though the right so to vote has been suspended by the happening of such a contingency).

“Conversion Ratio” shall have the meaning set forth in Section 5A.

“Corporation” shall have the meaning set forth in the first paragraph of this Certificate of Designation.

“Junior Securities” means the Common Stock and any equity securities of any kind (but not including any debt securities convertible into equity securities) which the Corporation or any Subsidiary at any time issues or is authorized to issue other than the Series B Stock unless the terms of such security explicitly state that such security shall be senior to or on a par with the Series B Stock.

“Liquidation Value” of any share of Series B Stock as of any particular date will be $1.00.

“Original Issue Date” means the date the Series B Stock is first issued.

“Person” and “person” means an individual, a partnership, a corporation, a limited liability company, a trust, a joint venture, an unincorporated organization and a government or any department or agency thereof.

“Series B Holder” shall mean a registered holder of Series B Stock.

“Series B Stock” shall have the meaning set forth in Section 1.

“Subsidiary” means any corporation of which the shares of stock having a majority of the general voting power in electing the board of directors are, at the time as of which any determination is being made, owned by the Corporation either directly or indirectly through Subsidiaries.

E. Amendment and Waiver. No amendment, modification or waiver will be binding or effective with respect to any provision hereof without the prior approval of a majority of the outstanding shares of Series B Stock; provided notwithstanding Section 3.B above that no such action will change or affect (a) the Conversion Ratio of the Series B Stock, (b) the Liquidation Value of the Series B Stock, or (c) the amount of cash, securities or other property receivable or to be received by the Series B Holders.

F. Generally Accepted Accounting Principles. When any accounting determination or calculation is required to be made, such determination or calculation (unless otherwise provided) will be made in accordance with generally accepted accounting principles, consistently applied, except that if because of a change in generally accepted accounting principles the Corporation would have to alter a previously utilized accounting method or policy in order to remain in compliance with generally accepted accounting principles, such determination or calculation will continue to be made in accordance with the Corporation’s previous accounting methods and policies unless the Corporation has obtained the prior written consent of the holders of a majority of the Series B Stock then outstanding.

G. The number of authorized shares of Preferred Stock of the Corporation is 10,000,000, and the number of shares of Series B Stock, none of which has been issued, is 4,500,000.

IN WITNESS WHEREOF, the undersigned officers of the Corporation have executed this Certificate this 29th day of December, 2006.

GOLDEN EAGLE INTERNATIONAL, INC.

By:	/s/ Terry C. Turner
President

By:	/s/ Tracy A. Madsen
Secretary

VERIFICATION

The undersigned, Terry C. Turner and Tracy A. Madsen, the President and Secretary, respectively, of Golden Eagle International, Inc., each declares under penalty of perjury that the matters set out in the foregoing Certificate were approved by the Board of Directors of Golden Eagle International, Inc. on December 29, 2006 and are true of his own knowledge. Executed at Salt Lake City, Utah, on this 29th day of December, 2006.

/s/ Terry C. Turner
Terry C. Turner, President

/s/ Tracy A. Madsen
Tracy A. Madsen, Secretary

CERTIFICATE OF DESIGNATION OF THE

PREFERENCES AND RIGHTS

OF

SERIES B CONTINGENT CONVERTIBLE PREFERRED STOCK

OF

GOLDEN EAGLE INTERNATIONAL, INC.

* * * *

The undersigned, Terry C. Turner and Tracy A. Madsen, certify that:

A. They are the duly acting President and Secretary, respectively, of GOLDEN EAGLE INTERNATIONAL, INC., a corporation organized and existing under the Colorado Business Corporation Act (the "Corporation").

B.  Pursuant to authority conferred upon the Board of Directors by the Articles of Incorporation of the Corporation, and pursuant to the provisions of Section 7-106-102 of the Colorado Business Corporation Act, said Board of Directors, pursuant to a meeting held on December 29, 2006, approved and adopted a resolution establishing the rights, preferences, privileges and restrictions of, and the number of shares comprising, the Corporation’s Series B Convertible Preferred Stock, which resolution is as follows:

RESOLVED, that a series of Preferred Stock in Golden Eagle International, Inc., a Colorado corporation (the “Corporation”), having the rights, preferences, privileges and restrictions, and the number of shares constituting such series and the designation of such series, set forth below be, and it hereby is, authorized by the Board of Directors of the Corporation pursuant to authority given by the Corporation’s Articles of Incorporation.

1. Number and Designation. This series shall consist of 4,500,000 shares of Preferred Stock of the Corporation and shall be designated the Series B Convertible Preferred Stock (“Series B Stock”). The number of authorized shares of Series B Stock may be reduced to the extent any shares are not issued and outstanding by further resolution duly adopted by the Board of Directors of the Corporation and by filing amendments to the Certificate of Designation pursuant to the provisions of the Colorado Business Corporation Act stating that such reduction has been so authorized, but the number of authorized shares of this Series shall not be increased except pursuant to majority vote of the Series B Holders. None of the shares of Series B Stock has been issued.

2. Dividends. When and as any dividend or distribution is declared or paid by the Corporation on Common Stock, whether payable in cash, property, securities or rights to acquire securities, the Series B Holders will be entitled to participate with the holders of Common Stock in such dividend or distribution as set forth in this Section 2 . At the time such dividend or distribution is payable to the holders of Common Stock, the Corporation will pay to each Series B Holder such holder’s share of such dividend or distribution equal to the amount of the dividend or distribution per share of Common Stock payable at such time multiplied by the number of shares of Common Stock then obtainable upon conversion of such holder’s Series B Stock.

3. Voting Rights.

A. The Series B Holders shall be entitled to notice of any shareholders’ meeting and to vote as a single class with the Common Stock upon any matter submitted for approval by the holders of Common Stock, and shall have two hundred and fifty votes (250) for each share of Series B Stock held.

B. In addition to any other rights provided by law, so long as any Series B Stock is outstanding, the Corporation, without first obtaining the affirmative vote or written consent of the holders of not less than a majority of such outstanding shares of Series B Stock, will not amend or repeal any provision of, or add any provision to, the Corporation’s Articles of Incorporation or By-Laws if such action would materially adversely affect the liquidation preferences of, or the rights or restrictions provided for the benefit of, any Series B Stock.

4. Preference Upon Liquidation. Upon any liquidation, dissolution or winding up of the Corporation, each Series B Holder will be entitled to be paid, before any distribution or payment is made upon any Junior Securities of the Corporation, an amount in cash equal to the aggregate Liquidation Value (as defined in Section 5C below) of all shares of Series B Stock held by such holder, plus accrued dividends, if any; thereafter, each Series B Holder will participate in any distribution or payment on a pro rata basis with all Junior Securities as if the Series B Stock had been converted into Common Stock so long as the Corporation has sufficient authorized but unissued common shares to allow the conversion of each Series B Share.

5. Conversion into Conversion Stock.

A. Conversion. The Corporation shall use its best efforts to authorize sufficient Common Stock by filing articles of amendment with the Secretary of State of Colorado, so that the Series B Holders may convert their Series B Preferred Stock into Common Shares at a ratio of one preferred share for two hundred fifty (250) shares of Common Stock (the “Conversion Ratio”). Conversion shall only occur upon such date as the Corporation authorizes sufficient additional Common Stock as evidenced by filing articles of amendment with the Secretary of State of Colorado.

2

B. Contingent Conversion Feature

  (i) The conversion of Series B Stock will be deemed to have been effected upon the written notice by the Series B Stock Holder. At such time as such conversion has been effected, the rights of the holder of such Series B Stock as such holder will cease and the person or persons in whose name or names any certificate or certificates for shares of Conversion Stock are to be issued upon such conversion will be deemed to have become the holder or holders of record of the shares of Conversion Stock represented thereby.

(ii) As soon as possible after a conversion has been effected, the Corporation will deliver to the converting holder a certificate or certificates representing the number of shares of Common Stock issuable by reason of such conversion in such name or names and such denomination or denominations as the converting holder has specified.

(iii) The issuance of certificates for shares of Common Stock upon conversion of Series B Stock will be made without charge to the Series B Stock Holder

C. Subdivision or Combination of Common Stock. If the Corporation at any time subdivides (by any stock split, stock dividend or otherwise) its outstanding shares of Common Stock into a greater number of shares, the Conversion Ratio in effect immediately prior to such subdivision will be proportionately reduced, and if the Corporation at any time combines (by reverse stock split or otherwise) its outstanding shares of Common Stock into a smaller number of shares, the Conversion Ratio in effect immediately prior to such combination will be proportionately increased.

D. Certain Events. If any event occurs of the type contemplated by the provisions of this Section 5 but not expressly provided for by such provisions, then the Board of Directors of the Corporation will make an appropriate adjustment in the Conversion Ratio so as to protect the rights of the Series B Holders; provided that no such adjustment will increase the Conversion Ratio as otherwise determined pursuant to this Section 5 or decrease the number of shares of Common Stock issuable upon conversion of each share of Series B Stock.

E. Notices.

(i) Immediately upon any adjustment of the Conversion Ratio, the Corporation will send written notice thereof to all Series B Holders.

(ii) All notices and other communications from the Corporation to a Series B Holder shall be mailed by first class registered or certified mail, postage prepaid, at such address as may have been furnished to the Corporation in writing by such holder, or, until an address is so furnished, to and at the address of the last holder who has so furnished an address to the Corporation.

3

E. Converted or Redeemed Shares. Any shares of Series B Stock which are converted pursuant to this Section 5 will be canceled and will not be reissued, sold or transferred and will be returned to authorized but unissued shares of Preferred Stock.

6. Miscellaneous.

A. Registration of Transfer. The Corporation will keep at its principal office a register for the registration of Series B Stock. Upon the surrender of any certificate representing Series B Stock at such place, the Corporation will, at the request of the record holder of such certificate, execute and deliver (at the Corporation’s expense) a new certificate or certificates in exchange therefore representing in the aggregate the number of shares represented by the surrendered certificate. Each such new certificate will be registered in such name and will represent such number of shares as is requested by the holder of the surrendered certificate and will be substantially identical in form to the surrendered certificate.

B. Replacement. Upon receipt of evidence reasonably satisfactory to the Corporation (an affidavit of the registered holder will be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing one or more shares of Series B Stock, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Corporation, the Corporation will (at its expense) execute and deliver in lieu of such certificate a new certificate representing the number of shares represented by such lost, stolen, destroyed or mutilated certificate.

C. Priority. The Corporation may not issue any series of Preferred Stock that may be treated in pari passu or senior to the Series B Stock.

D. Definitions. For purposes hereof:

“Common Stock” means the Common Stock of the Corporation, $.0001 par value per share, and includes all stock of any class or classes (however designated) of the Company, authorized upon the Original Issue Date or thereafter, the holders of which shall have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference, and the holders of which shall ordinarily, in the absence of contingencies, be entitled to vote for the election of a majority of directors of the Company (even though the right so to vote has been suspended by the happening of such a contingency).

“Conversion Ratio” shall have the meaning set forth in Section 5A.

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“Corporation” shall have the meaning set forth in the first paragraph of this Certificate of Designation.

“Junior Securities” means the Common Stock and any equity securities of any kind (but not including any debt securities convertible into equity securities) which the Corporation or any Subsidiary at any time issues or is authorized to issue other than the Series B Stock unless the terms of such security explicitly state that such security shall be senior to or on a par with the Series B Stock.

“Liquidation Value” of any share of Series B Stock as of any particular date will be $1.00.

“Original Issue Date” means the date the Series B Stock is first issued.

“Person” and “person” means an individual, a partnership, a corporation, a limited liability company, a trust, a joint venture, an unincorporated organization and a government or any department or agency thereof.

“Series B Holder” shall mean a registered holder of Series B Stock.

“Series B Stock” shall have the meaning set forth in Section 1.

“Subsidiary” means any corporation of which the shares of stock having a majority of the general voting power in electing the board of directors are, at the time as of which any determination is being made, owned by the Corporation either directly or indirectly through Subsidiaries.

E. Amendment and Waiver. No amendment, modification or waiver will be binding or effective with respect to any provision hereof without the prior approval of a majority of the outstanding shares of Series B Stock; provided notwithstanding Section 3.B above that no such action will change or affect (a) the Conversion Ratio of the Series B Stock, (b) the Liquidation Value of the Series B Stock, or (c) the amount of cash, securities or other property receivable or to be received by the Series B Holders.

F. Generally Accepted Accounting Principles. When any accounting determination or calculation is required to be made, such determination or calculation (unless otherwise provided) will be made in accordance with generally accepted accounting principles, consistently applied, except that if because of a change in generally accepted accounting principles the Corporation would have to alter a previously utilized accounting method or policy in order to remain in compliance with generally accepted accounting principles, such determination or calculation will continue to be made in accordance with the Corporation’s previous accounting methods and policies unless the Corporation has obtained the prior written consent of the holders of a majority of the Series B Stock then outstanding.

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G. The number of authorized shares of Preferred Stock of the Corporation is 10,000,000, and the number of shares of Series B Stock, none of which has been issued, is 4,500,000.

IN WITNESS WHEREOF, the undersigned officers of the Corporation have executed this Certificate this 29th day of December, 2006.

GOLDEN EAGLE INTERNATIONAL, INC.

By:	/s/ Terry C. Turner
President

By:	/s/ Tracy A. Madsen
Secretary

VERIFICATION

The undersigned, Terry C. Turner and Tracy A. Madsen, the President and Secretary, respectively, of Golden Eagle International, Inc., each declares under penalty of perjury that the matters set out in the foregoing Certificate were approved by the Board of Directors of Golden Eagle International, Inc. on December 29, 2006 and are true of his own knowledge. Executed at Salt Lake City, Utah, on this 29th day of December, 2006.

/s/ Terry C. Turner
Terry C. Turner, President

/s/ Tracy A. Madsen
Tracy A. Madsen, Secretary

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GOLDEN EAGLE INTERNATIONAL, INC.

SERIES B CONTINGENT CONVERTIBLE PREFERRED
STOCK SUBSCRIPTION AGREEMENT

THE SERIES B STOCK BEING OFFERED BY GOLDEN EAGLE INTERNATIONAL, INC. HEREUNDER HAS NOT BEEN REGISTERED UNDER THE SERIES A STOCK ACT OF 1933 OR APPLICABLE STATE BLUE SKY OR SECURITIES LAWS AND IS OFFERED UNDER AN EXEMPTION FROM THE REGISTRATION PROVISIONS OF SUCH LAWS. THESE SECURITIES CANNOT BE SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH THE RESTRICTIONS ON TRANSFER CONTAINED IN THIS STOCK SUBSCRIPTION AGREEMENT AND APPLICABLE FEDERAL AND STATE SECURITIES LAWS.

NOTE: By considering an investment in Golden Eagle International, Inc., as described herein, you are representing, and by executing this Subscription Agreement, you represent and warrant, that you are an “accredited investor” as that term is defined in Section 2(a)(15) of the Federal Securities Act of 1933 (the “1933 Act”) and Rule 215 thereunder, and in Rule 501(a) of Regulation D under the 1933 Act,.

This Subscription Agreement (“Subscription Agreement” or “Agreement”) is for the completion of an offering of securities (the “Offering”) by Golden Eagle International, Inc. (the “Company”) to Golden Eagle Mineral Holding, Inc. (“GEMH” or “you”), pursuant to Sections 4(2) and 4(6) of the 1933 Act and Rule 506 of Regulation D thereunder. The following summarizes the Offering to the Investor:

•
Offering: 1,251,090 shares of Series B Contingent Convertible Preferred Stock for a price of $1.00 per share, of which $1,251,089.78 will be invested on the date that this Agreement through the satisfaction of GEMH’s promissory notes, or other debt instruments, which are attached hereto, marked as Exhibit “A” and by this reference are made a part hereof, and the exchange of those debt instruments for Series B Contingent Convertible Preferred Stock.

•
Series B Stock: Each share of the Company’s Series B Convertible Preferred Stock (“Series B Stock”), is convertible into the Company’s Common Stock in accordance with the provisions contained in the Certificate of Designation of Preferences and Rights of the Series B Stock (“Designation”). The Series B Stock has significant transferability restrictions imposed by SEC Rule 144.

•
Total offering: $1,251,089.78 maximum (there is no minimum total investment). The Company may use all funds as invested in its own discretion, regardless of whether the Company has sufficient funds to pursue its proposed operations (as described in the Company’s reports filed under the Stock Exchange Act of 1934 (the “1934 Act Reports”).

•
Use of Proceeds: The entire Offering proceeds, which result from the exchange of currently existing debt owed by the Company to GEMH, have been used by the Company for working capital and general corporate expenses.

This Subscription Agreement is offered for the purpose of GEMH considering the ramifications of its investment in the Offering as described above. If after reviewing this Subscription Agreement and other relevant documents with the your legal, financial, tax and investment advisors as you deem appropriate you elect to purchase Securities, please complete the following:

By executing this Agreement and returning it to the Company, you further agree that your investment is being made entirely on the terms and conditions stated herein and in the documents attached hereto. You understand that this Subscription Agreement is not binding until the Company accepts it in writing.

Caveat: Certain statements contained herein and included in other documents which have been given to you (including the Company’s reports filed pursuant to the requirements of the 1934 Act) using the terms “may,” “expects to” and other terms denoting future possibilities, are forward-looking statements. We cannot guarantee the accuracy of these statements as they are subject to a variety of risks, which are beyond our ability to predict or control. These risks may cause actual results to differ materially from the projections or estimates given to you. These risks include, but are not limited to, the possibility that the described operations or other activities will not be completed on economic terms, if at all. Our contemplated operations are attendant with high risk. There can be no assurance that we will succeed in operating our contemplated business, and it is important that each person considering and investment pursuant to this Subscription Agreement understands the significant risks, which accompany the proposed conduct of our future operations.

In connection with your proposed purchase of the Series B Stock, you further represent as follows:

1. You understand that an investment in the Series B Stock is one of significant risk, and there can be no assurance that the Series B Stock, or the common stock into which it is convertible, will ever be valuable, or that the Company will ever be able to actually receive the support and favorable vote of a majority of its shareholders to authorize the increase of its common stock. You understand that currently the Company has no available common stock and that it has reached the limits of its currently authorized common stock. You further understand that the Company will make its best efforts to seek and receive the approval of a majority of its shareholders for an increase in its authorized common stock sufficient to allow you to convert your Series B Stock into common stock of the Company, but that the Company cannot guarantee such an outcome. If the Company is unable to secure the approval of a majority of its shareholders for an increase in its authorized stock, then you will remain the holder of Series B Stock only. The risks associated with an investment of the Series B Stock are those set out in this paragraph, as well as those that are set forth in the Company’s 1934 Act Reports filed with the U.S. Securities and Exchange Commission and available on its EDGAR electronic filing service, or also available through the Company website, www.geii.com, or have been made available to you from the Company upon request. By signing this Subscription Agreement, you represent and warrant to the Company that you are familiar with, and are willing to accept, all such risks.

2

2. You acknowledge that you may lose your entire investment in the Series B Stock. You hereby represent that an investment in the Series B Stock is a suitable investment for you, taking into consideration the restrictions on transferability and the other considerations affecting the Series B Stock and the Company as described herein, and in the documents included with this Subscription Agreement and in the due diligence investigation that you have made.

3. You will acquire the Series B Stock for your own account and not on behalf of any other person or entity. You will acquire the Series B Stock for investment purposes and not for resale or distribution to any other person.

4. You are not aware of the payment of any commission or other remuneration to any person in connection with the execution of this transaction or the purchase of the Series B Stock.

5. We have provided you with access to the Company’s 1934 Act Documents, disclosure on the Company’s website, press releases, and updated information. You are aware that, unless the Company is able to raise a substantial amount of money, the Company may not be able to continue in business. Currently the Company is not able to pay all of its debts as they have become due. Your debt is an example of this problem. We have given you the opportunity to ask questions of and to receive answers from us about the terms and conditions of this Offering, and we also have given you the opportunity to obtain any additional information regarding the Company, which we possess or can acquire without unreasonable effort or expense including (without limitation) all minutes of meetings of our Board of Directors or committees, and other relevant documents you have requested. We have also given you the opportunity to speak with our independent auditors, and you have done so to the extent you have deemed it to be necessary or appropriate. In addition, you have made such other financial or other inquiry as you have deemed necessary or appropriate in the conduct of your due diligence investigation. You have not relied on due diligence of any other party in connection herewith.

6. You acknowledge and understand, however, that we have not authorized any person to make any statements on our behalf, which would in any way contradict any of the information that we have provided to you in writing, including the information set forth in this Subscription Agreement or in the 1934 Act Documents. You further represent to the Company that you have not relied upon any such representations regarding the Company, its business or financial condition or this transaction in making any decision to acquire the Series B Stock. If you become aware of conflicting information, you will discuss this with us.

7. Your present financial condition is such that it is unlikely that it would be necessary for you to dispose of the Series B Stock in the foreseeable future. You further understand and agree that:

3

a.
Neither the Series B Stock nor the shares of common stock issuable upon conversion of the Series B Stock have been registered under the Series A Stock Act of 1933 or any state or foreign securities laws and, consequently are and will continue to be restricted securities within the meaning of Rule 144 promulgated under the 1933 Act and applicable state statutes;

b.
You cannot resell the Series B Stock or the shares of common stock issuable upon conversion of the Series B Stock unless they are registered under the 1933 Act and any applicable state securities laws or unless an exemption from the registration requirements is available;

c.	As a result, you must bear the economic risks of the investment in the Series B Stock and the shares of common stock issuable upon conversion of the Series B Stock for an indefinite period of time;

d.
The Company is the only person that may register the Series B Stock or the shares of common stock issuable upon conversion of the Series B Stock under the 1933 Act and state securities statutes, and we have not made any representations to you regarding any possible future registration of the Series B Stock or compliance some exemption under the 1933 Act;

e.
You will not sell or attempt to sell the Series B Stock or the shares of common stock issuable upon conversion of the Series B Stock without registration under the 1933 Act and any applicable state securities laws, unless exemptions from such registration requirements are available and the undersigned has satisfied the Company that an exemption is available for such sale;

f.
The Company has the right to issue instructions to its transfer agent to bar the transfer of any of the certificates representing the Series B Stock and the shares of common stock issuable upon conversion of the Series B Stock except in accordance with the 1933 Act; and

g.
You consent to the placement of an appropriate restrictive legend or legends on any certificates evidencing the Series B Stock and any certificates issued in replacement or exchange therefor, as well as any certificates issued representing the shares of common stock issuable upon conversion of the Series B Stock.

8. You have reviewed this Subscription Agreement and all information you have obtained regarding the Company, its proposed business, assets, management, financial condition, capitalization and share ownership and plan of operations with your legal, financial, tax and investment advisors to the extent that you have determined that it is appropriate or necessary for you to do so prior to committing to make an investment herein. Your review has included (without limitation) the following documents:

a.	The Company’s articles of incorporation, including amendments thereto, and bylaws;

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b.	The Designation;

c.	Minutes of meetings or Statements of Consents of the Company’s Board of Directors;

d.	The Company’s 1934 Act Documents; and

e.	Such other documents as you or your advisors have determined appropriate.

9. You represent and warrant that you have reviewed a the way in which your original loan proceeds were used, which loan you are now exchanging for Series B Stock in the Company, and are satisfied with the use of proceeds and have no objections thereto.

10. We may amend or modify this Agreement only in writing signed by both you and the Company. No evidence shall be admissible in any court concerning any alleged oral amendment hereof.

11. This Agreement binds and inures to the benefit of our respective representatives, successors and permitted assigns.

12. Each of us hereto agrees for ourselves and our successors and permitted assigns to execute any and all further instruments necessary for the fulfillment of the terms of this Agreement.

13. You acknowledge that the Company is relying on the accuracy of the representations and warranties you are making in this Agreement, and you agree to indemnify the Company, and to hold us harmless from and against any and all liability that may result to us (including court costs and attorneys’ fees) as a result of any of your representations or warranties being materially inaccurate, incomplete or misleading.

14. You acknowledge that you have reviewed the definition of the term “accredited investor” as set forth following your signature and you represent and warrant to us that you are an “accredited investor.”

15. This Agreement is made under, shall be construed in accordance with and shall be governed by the laws of the State of Colorado.

16. This Agreement is not effective unless and until it is accepted in writing by the Company, regardless whether the Company has received or deposited the subscription amount.

IN WITNESS WHEREOF, subject to our acceptance, you have completed this Subscription Agreement and tendered payment as set forth above to evidence your commitment to purchase the Series B Stock on the terms, and with the representations and warranties set forth above.

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(Investor)
Date: December 29, 2006
	By:	/s/ Bruce H. Penrod
Golden Eagle Mineral Holding, Inc.
Name: Bruce H. Penrod
Address: ___________________	Title:______________________
____________________________
____________________________	Tax ID #:___________________

Form (circle one): individual (corporation) partnership ltd.liab.co. trust other_______________

SUBSCRIPTION ACCEPTED AND RECEIPT OF CONSIDERATION ACKNOWLEDGED:

GOLDEN EAGLE INTERNATIONAL, INC.

December 29, 2006	By:	/s/ Terry C. Turner
Terry C. Turner, President

DEFINITION OF “ACCREDITED INVESTOR”

Section 2(15) of the 1933 Act:

(15) The term “accredited investor” shall mean B

(i) a bank as defined in section 3(a)(2) of the Act whether acting in its individual or fiduciary capacity; an insurance company as defined in section 2(13) of the Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act; a Small Business Investment Company licensed by the Small Business administration; or an employee benefit plan, including an individual retirement account, which is subject to the provisions of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, which is either a bank, insurance company, or registered investment advisor; or

(ii) any person who, on the basis of such factors as financial sophistication, net worth, knowledge, and experience in financial matters, or amount of assets under management qualifies as an accredited investor under rules and regulations which the Commission shall prescribe.

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Rule 215. Accredited Investor

The term “accredited investor” as used in section 2(15)(ii) of the Securities Act of 1933 shall include the following persons:

(a) Any savings and loan association or other institution specified in section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the Securities and Exchange Act of 1934; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, which is a savings and loan association, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

(b) Any private business development company as defined in section 202(a)(22) of the Investment Advisors Act of 1940;

(c) Any organization described in section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

(d) Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

(e) Any natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of his purchase exceeds $1,000,000;

(f) Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

(g) Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii); and

(h) Any entity in which all of the equity owners are accredited investors.

Guidelines for Calculating Net Worth:

Any valuation of a residence included in the calculation of net worth must be based on an appraisal obtained by the Investor in connection with obtaining a loan secured by such residence.

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Marketable securities owned by the Investor included in the calculation of net worth must be based on a recent market value, with appropriate discounts for lack of marketability if the securities represent greater than a 10% interest in the issuer, if the securities are “restricted shares” or subject to any contractual or other restriction, if the securities are thinly traded, or for other appropriate reasons.

Any valuation of any other asset with a value in excess of $100,000 must be based on an independent valuation or appraisal.

Guidelines for Calculating Net Income:

For the purposes of determining whether an Investor is an “accredited investor,” net income must be calculated based on its adjusted gross income as reported to the Internal Revenue Service (for U.S. taxpayers) or other similar measure (for non-U.S. taxpayers).

Substantiation of Net Worth and Net Income:

Golden Eagle International, Inc. (the “Company”) is relying on the accuracy of each Investor’s representations and warranties with respect to its status as an accredited investor. The Company is aware that personal financial matters are private and confidential, and will endeavor to maintain all information contained in the subscription agreement or otherwise obtained confidential. In case of any question, however, the Company may request substantiation of the Investor’s status by discussing the issue with the Investor’s banker, attorney, accountant, or investment advisor. If questions develop, the Company will contact the Investor before seeking any independent confirmation.

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GOLDEN EAGLE INTERNATIONAL, INC.

SERIES B CONTINGENT CONVERTIBLE PREFERRED
STOCK SUBSCRIPTION AGREEMENT

THE SERIES B STOCK BEING OFFERED BY GOLDEN EAGLE INTERNATIONAL, INC. HEREUNDER HAS NOT BEEN REGISTERED UNDER THE SERIES A STOCK ACT OF 1933 OR APPLICABLE STATE BLUE SKY OR SECURITIES LAWS AND IS OFFERED UNDER AN EXEMPTION FROM THE REGISTRATION PROVISIONS OF SUCH LAWS. THESE SECURITIES CANNOT BE SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH THE RESTRICTIONS ON TRANSFER CONTAINED IN THIS STOCK SUBSCRIPTION AGREEMENT AND APPLICABLE FEDERAL AND STATE SECURITIES LAWS.

NOTE: By considering an investment in Golden Eagle International, Inc., as described herein, you are representing, and by executing this Subscription Agreement, you represent and warrant, that you are an “accredited investor” as that term is defined in Section 2(a)(15) of the Federal Securities Act of 1933 (the “1933 Act”) and Rule 215 thereunder, and in Rule 501(a) of Regulation D under the 1933 Act,.

This Subscription Agreement (“Subscription Agreement” or “Agreement”) is for the completion of an offering of securities (the “Offering”) by Golden Eagle International, Inc. (the “Company”) to Lone Star Equity Group, LLC (“Lone Star” or “you”), pursuant to Sections 4(2) and 4(6) of the 1933 Act and Rule 506 of Regulation D thereunder. The following summarizes the Offering to the Investor:

•
Offering: 682,650 shares of Series B Contingent Convertible Preferred Stock for a price of $1.00 per share, of which $682,649.94 will be invested on the date that this Agreement is executed by the satisfaction of Lone Star’s promissory notes in that amount, which promissory notes are attached hereto, marked as Exhibit “A” and by this reference are made a part hereof, and are exchanged for Series B Contingent Convertible Preferred Stock.

•
Series B Stock: Each share of the Company’s Series B Convertible Preferred Stock (“Series B Stock”), is convertible into the Company’s Common Stock in accordance with the provisions contained in the Certificate of Designation of Preferences and Rights of the Series B Stock (“Designation”). The Series B Stock has significant transferability restrictions imposed by SEC Rule 144.

•
Total offering: $682,649.94 maximum (there is no minimum total investment). The Company may use all funds as invested in its own discretion, regardless of whether the Company has sufficient funds to pursue its proposed operations (as described in the Company’s reports filed under the Stock Exchange Act of 1934 (the “1934 Act Reports”).

•
Use of Proceeds: The entire Offering proceeds, which result from the exchange of currently existing debt owed by the Company to Lone Star, have been used by the Company for working capital and general corporate expenses.

This Subscription Agreement is offered for the purpose of Lone Star considering the ramifications of its investment in the Offering as described above. If after reviewing this Subscription Agreement and other relevant documents with the your legal, financial, tax and investment advisors as you deem appropriate you elect to purchase Securities, please complete the following:

By executing this Agreement and returning it to the Company, you further agree that your investment is being made entirely on the terms and conditions stated herein and in the documents attached hereto. You understand that this Subscription Agreement is not binding until the Company accepts it in writing.

Caveat: Certain statements contained herein and included in other documents which have been given to you (including the Company’s reports filed pursuant to the requirements of the 1934 Act) using the terms “may,” “expects to” and other terms denoting future possibilities, are forward-looking statements. We cannot guarantee the accuracy of these statements as they are subject to a variety of risks, which are beyond our ability to predict or control. These risks may cause actual results to differ materially from the projections or estimates given to you. These risks include, but are not limited to, the possibility that the described operations or other activities will not be completed on economic terms, if at all. Our contemplated operations are attendant with high risk. There can be no assurance that we will succeed in operating our contemplated business, and it is important that each person considering and investment pursuant to this Subscription Agreement understands the significant risks, which accompany the proposed conduct of our future operations.

In connection with your proposed purchase of the Series B Stock, you further represent as follows:

1. You understand that an investment in the Series B Stock is one of significant risk, and there can be no assurance that the Series B Stock, or the common stock into which it is convertible, will ever be valuable, or that the Company will ever be able to actually receive the support and favorable vote of a majority of its shareholders to authorize the increase of its common stock. You understand that currently the Company has no available common stock and that it has reached the limits of its currently authorized common stock. You further understand that the Company will make its best efforts to seek and receive the approval of a majority of its shareholders for an increase in its authorized common stock sufficient to allow you to convert your Series B Stock into common stock of the Company, but that the Company cannot guarantee such an outcome. If the Company is unable to secure the approval of a majority of its shareholders for an increase in its authorized stock, then you will remain the holder of Series B Stock only. The risks associated with an investment of the Series B Stock are those set out in this paragraph, as well as those that are set forth in the Company’s 1934 Act Reports filed with the U.S. Securities and Exchange Commission and available on its EDGAR electronic filing service, or also available through the Company website, www.geii.com, or have been made available to you from the Company upon request. By signing this Subscription Agreement, you represent and warrant to the Company that you are familiar with, and are willing to accept, all such risks.

2

2. You acknowledge that you may lose your entire investment in the Series B Stock. You hereby represent that an investment in the Series B Stock is a suitable investment for you, taking into consideration the restrictions on transferability and the other considerations affecting the Series B Stock and the Company as described herein, and in the documents included with this Subscription Agreement and in the due diligence investigation that you have made.

3. You will acquire the Series B Stock for your own account and not on behalf of any other person or entity. You will acquire the Series B Stock for investment purposes and not for resale or distribution to any other person.

4. You are not aware of the payment of any commission or other remuneration to any person in connection with the execution of this transaction or the purchase of the Series B Stock.

5. We have provided you with access to the Company’s 1934 Act Documents, disclosure on the Company’s website, press releases, and updated information. You are aware that, unless the Company is able to raise a substantial amount of money, the Company may not be able to continue in business. Currently the Company is not able to pay all of its debts as they have become due. Your debt is an example of this problem. We have given you the opportunity to ask questions of and to receive answers from us about the terms and conditions of this Offering, and we also have given you the opportunity to obtain any additional information regarding the Company, which we possess or can acquire without unreasonable effort or expense including (without limitation) all minutes of meetings of our Board of Directors or committees, and other relevant documents you have requested. We have also given you the opportunity to speak with our independent auditors, and you have done so to the extent you have deemed it to be necessary or appropriate. In addition, you have made such other financial or other inquiry as you have deemed necessary or appropriate in the conduct of your due diligence investigation. You have not relied on due diligence of any other party in connection herewith.

6. You acknowledge and understand, however, that we have not authorized any person to make any statements on our behalf, which would in any way contradict any of the information that we have provided to you in writing, including the information set forth in this Subscription Agreement or in the 1934 Act Documents. You further represent to the Company that you have not relied upon any such representations regarding the Company, its business or financial condition or this transaction in making any decision to acquire the Series B Stock. If you become aware of conflicting information, you will discuss this with us.

7. Your present financial condition is such that it is unlikely that it would be necessary for you to dispose of the Series B Stock in the foreseeable future. You further understand and agree that:

3

a.
Neither the Series B Stock nor the shares of common stock issuable upon conversion of the Series B Stock have been registered under the Series A Stock Act of 1933 or any state or foreign securities laws and, consequently are and will continue to be restricted securities within the meaning of Rule 144 promulgated under the 1933 Act and applicable state statutes;

b.
You cannot resell the Series B Stock or the shares of common stock issuable upon conversion of the Series B Stock unless they are registered under the 1933 Act and any applicable state securities laws or unless an exemption from the registration requirements is available;

c.	As a result, you must bear the economic risks of the investment in the Series B Stock and the shares of common stock issuable upon conversion of the Series B Stock for an indefinite period of time;

d.
The Company is the only person that may register the Series B Stock or the shares of common stock issuable upon conversion of the Series B Stock under the 1933 Act and state securities statutes, and we have not made any representations to you regarding any possible future registration of the Series B Stock or compliance some exemption under the 1933 Act;

e.
You will not sell or attempt to sell the Series B Stock or the shares of common stock issuable upon conversion of the Series B Stock without registration under the 1933 Act and any applicable state securities laws, unless exemptions from such registration requirements are available and the undersigned has satisfied the Company that an exemption is available for such sale;

f.
The Company has the right to issue instructions to its transfer agent to bar the transfer of any of the certificates representing the Series B Stock and the shares of common stock issuable upon conversion of the Series B Stock except in accordance with the 1933 Act; and

g.
You consent to the placement of an appropriate restrictive legend or legends on any certificates evidencing the Series B Stock and any certificates issued in replacement or exchange therefor, as well as any certificates issued representing the shares of common stock issuable upon conversion of the Series B Stock.

8. You have reviewed this Subscription Agreement and all information you have obtained regarding the Company, its proposed business, assets, management, financial condition, capitalization and share ownership and plan of operations with your legal, financial, tax and investment advisors to the extent that you have determined that it is appropriate or necessary for you to do so prior to committing to make an investment herein. Your review has included (without limitation) the following documents:

a.	The Company’s articles of incorporation, including amendments thereto, and bylaws;

4

b.	The Designation;

c.	Minutes of meetings or Statements of Consents of the Company’s Board of Directors;

d.	The Company’s 1934 Act Documents; and

e.	Such other documents as you or your advisors have determined appropriate.

9. You represent and warrant that you have reviewed a the way in which your original loan proceeds were used, which loan you are now exchanging for Series B Stock in the Company, and are satisfied with the use of proceeds and have no objections thereto.

10. We may amend or modify this Agreement only in writing signed by both you and the Company. No evidence shall be admissible in any court concerning any alleged oral amendment hereof.

11. This Agreement binds and inures to the benefit of our respective representatives, successors and permitted assigns.

12. Each of us hereto agrees for ourselves and our successors and permitted assigns to execute any and all further instruments necessary for the fulfillment of the terms of this Agreement.

13. You acknowledge that the Company is relying on the accuracy of the representations and warranties you are making in this Agreement, and you agree to indemnify the Company, and to hold us harmless from and against any and all liability that may result to us (including court costs and attorneys’ fees) as a result of any of your representations or warranties being materially inaccurate, incomplete or misleading.

14. You acknowledge that you have reviewed the definition of the term “accredited investor” as set forth following your signature and you represent and warrant to us that you are an “accredited investor.”

15. This Agreement is made under, shall be construed in accordance with and shall be governed by the laws of the State of Colorado.

16. This Agreement is not effective unless and until it is accepted in writing by the Company, regardless whether the Company has received or deposited the subscription amount.

IN WITNESS WHEREOF, subject to our acceptance, you have completed this Subscription Agreement and tendered payment as set forth above to evidence your commitment to purchase the Series B Stock on the terms, and with the representations and warranties set forth above.

5

(Investor)
Date: December 29, 2006
	By:	/s/ Mark Bogani
Lone Star Equity Group, LLC

Name: Mark Bogani
Address: ___________________	Title:______________________
____________________________
____________________________	Tax ID #:___________________

Form (circle one): individual (corporation) partnership ltd.liab.co. trust other_______________

SUBSCRIPTION ACCEPTED AND RECEIPT OF CONSIDERATION ACKNOWLEDGED:

GOLDEN EAGLE INTERNATIONAL, INC.

December 29, 2006	By	/s/ Terry C. Turner
Terry C. Turner, President

DEFINITION OF “ACCREDITED INVESTOR”

Section 2(15) of the 1933 Act:

(15) The term “accredited investor” shall mean B

(i) a bank as defined in section 3(a)(2) of the Act whether acting in its individual or fiduciary capacity; an insurance company as defined in section 2(13) of the Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act; a Small Business Investment Company licensed by the Small Business administration; or an employee benefit plan, including an individual retirement account, which is subject to the provisions of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, which is either a bank, insurance company, or registered investment advisor; or

(ii) any person who, on the basis of such factors as financial sophistication, net worth, knowledge, and experience in financial matters, or amount of assets under management qualifies as an accredited investor under rules and regulations which the Commission shall prescribe.

6

Rule 215. Accredited Investor

The term “accredited investor” as used in section 2(15)(ii) of the Securities Act of 1933 shall include the following persons:

(a) Any savings and loan association or other institution specified in section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the Securities and Exchange Act of 1934; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, which is a savings and loan association, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

(b) Any private business development company as defined in section 202(a)(22) of the Investment Advisors Act of 1940;

(c) Any organization described in section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

(d) Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

(e) Any natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of his purchase exceeds $1,000,000;

(f) Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

(g) Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii); and

(h) Any entity in which all of the equity owners are accredited investors.

Guidelines for Calculating Net Worth:

Any valuation of a residence included in the calculation of net worth must be based on an appraisal obtained by the Investor in connection with obtaining a loan secured by such residence.

7

Marketable securities owned by the Investor included in the calculation of net worth must be based on a recent market value, with appropriate discounts for lack of marketability if the securities represent greater than a 10% interest in the issuer, if the securities are “restricted shares” or subject to any contractual or other restriction, if the securities are thinly traded, or for other appropriate reasons.

Any valuation of any other asset with a value in excess of $100,000 must be based on an independent valuation or appraisal.

Guidelines for Calculating Net Income:

For the purposes of determining whether an Investor is an “accredited investor,” net income must be calculated based on its adjusted gross income as reported to the Internal Revenue Service (for U.S. taxpayers) or other similar measure (for non-U.S. taxpayers).

Substantiation of Net Worth and Net Income:

Golden Eagle International, Inc. (the “Company”) is relying on the accuracy of each Investor’s representations and warranties with respect to its status as an accredited investor. The Company is aware that personal financial matters are private and confidential, and will endeavor to maintain all information contained in the subscription agreement or otherwise obtained confidential. In case of any question, however, the Company may request substantiation of the Investor’s status by discussing the issue with the Investor’s banker, attorney, accountant, or investment advisor. If questions develop, the Company will contact the Investor before seeking any independent confirmation.

8

GOLDEN EAGLE INTERNATIONAL, INC.

SERIES B CONTINGENT CONVERTIBLE PREFERRED
STOCK SUBSCRIPTION AGREEMENT

THE SERIES B STOCK BEING OFFERED BY GOLDEN EAGLE INTERNATIONAL, INC. HEREUNDER HAS NOT BEEN REGISTERED UNDER THE SERIES A STOCK ACT OF 1933 OR APPLICABLE STATE BLUE SKY OR SECURITIES LAWS AND IS OFFERED UNDER AN EXEMPTION FROM THE REGISTRATION PROVISIONS OF SUCH LAWS. THESE SECURITIES CANNOT BE SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH THE RESTRICTIONS ON TRANSFER CONTAINED IN THIS STOCK SUBSCRIPTION AGREEMENT AND APPLICABLE FEDERAL AND STATE SECURITIES LAWS.

NOTE: By considering an investment in Golden Eagle International, Inc., as described herein, you are representing, and by executing this Subscription Agreement, you represent and warrant, that you are an “accredited investor” as that term is defined in Section 2(a)(15) of the Federal Securities Act of 1933 (the “1933 Act”) and Rule 215 thereunder, and in Rule 501(a) of Regulation D under the 1933 Act,.

This Subscription Agreement (“Subscription Agreement” or “Agreement”) is for the completion of an offering of securities (the “Offering”) by Golden Eagle International, Inc. (the “Company”) to Dewey Williams and The Dewey L. Williams Profit Sharing Plan & Trust (the “Williams Group” or “you”), pursuant to Sections 4(2) and 4(6) of the 1933 Act and Rule 506 of Regulation D thereunder. The following summarizes the Offering to the Investor:

•
Offering: 28,899 shares of Series B Contingent Convertible Preferred Stock for a price of $1.00 per share, of which $28,898.83 will be invested on the date that this Agreement is executed by the satisfaction of the William Group’s promissory note in that amount, which promissory note is attached hereto, marked as Exhibit “A” and by this reference are made a part hereof, and is exchanged for Series B Contingent Convertible Preferred Stock.

•
Series B Stock: Each share of the Company’s Series B Contingent Convertible Preferred Stock (“Series B Stock”), is convertible into the Company’s Common Stock in accordance with the provisions contained in the Certificate of Designation of Preferences and Rights of the Series B Stock (“Designation”). The Series B Stock has significant transferability restrictions imposed by SEC Rule 144.

•
Total offering: $28,899 maximum (there is no minimum total investment). The Company may use all funds as invested in its own discretion, regardless of whether the Company has sufficient funds to pursue its proposed operations (as described in the Company’s reports filed under the Stock Exchange Act of 1934 (the “1934 Act Reports”).

•
Use of Proceeds The entire Offering proceeds, which result from the exchange of currently existing debt owed by the Company to the Williams Group, have been used by the Company for working capital and general corporate expenses.

This Subscription Agreement is offered for the purpose of Lone Star considering the ramifications of its investment in the Offering as described above. If after reviewing this Subscription Agreement and other relevant documents with the your legal, financial, tax and investment advisors as you deem appropriate you elect to purchase Securities, please complete the following:

By executing this Agreement and returning it to the Company, you further agree that your investment is being made entirely on the terms and conditions stated herein and in the documents attached hereto. You understand that this Subscription Agreement is not binding until the Company accepts it in writing.

Caveat: Certain statements contained herein and included in other documents which have been given to you (including the Company’s reports filed pursuant to the requirements of the 1934 Act) using the terms “may,” “expects to” and other terms denoting future possibilities, are forward-looking statements. We cannot guarantee the accuracy of these statements as they are subject to a variety of risks, which are beyond our ability to predict or control. These risks may cause actual results to differ materially from the projections or estimates given to you. These risks include, but are not limited to, the possibility that the described operations or other activities will not be completed on economic terms, if at all. Our contemplated operations are attendant with high risk. There can be no assurance that we will succeed in operating our contemplated business, and it is important that each person considering and investment pursuant to this Subscription Agreement understands the significant risks, which accompany the proposed conduct of our future operations.

In connection with your proposed purchase of the Series B Stock, you further represent as follows:

1. You understand that an investment in the Series B Stock is one of significant risk, and there can be no assurance that the Series B Stock, or the common stock into which it is convertible, will ever be valuable, or that the Company will ever be able to actually receive the support and favorable vote of a majority of its shareholders to authorize the increase of its common stock. You understand that currently the Company has no available common stock and that it has reached the limits of its currently authorized common stock. You further understand that the Company will make its best efforts to seek and receive the approval of a majority of its shareholders for an increase in its authorized common stock sufficient to allow you to convert your Series B Stock into common stock of the Company, but that the Company cannot guarantee such an outcome. If the Company is unable to secure the approval of a majority of its shareholders for an increase in its authorized stock, then you will remain the holder of Series B Stock only. The risks associated with an investment of the Series B Stock are those set out in this paragraph, as well as those that are set forth in the Company’s 1934 Act Reports filed with the U.S. Securities and Exchange Commission and available on its EDGAR electronic filing service, or also available through the Company website, www.geii.com, or have been made available to you from the Company upon request. By signing this Subscription Agreement, you represent and warrant to the Company that you are familiar with, and are willing to accept, all such risks.

2

2. You acknowledge that you may lose your entire investment in the Series B Stock. You hereby represent that an investment in the Series B Stock is a suitable investment for you, taking into consideration the restrictions on transferability and the other considerations affecting the Series B Stock and the Company as described herein, and in the documents included with this Subscription Agreement and in the due diligence investigation that you have made.

3. You will acquire the Series B Stock for your own account and not on behalf of any other person or entity. You will acquire the Series B Stock for investment purposes and not for resale or distribution to any other person.

4. You are not aware of the payment of any commission or other remuneration to any person in connection with the execution of this transaction or the purchase of the Series B Stock.

5. We have provided you with access to the Company’s 1934 Act Documents, disclosure on the Company’s website, press releases, and updated information. You are aware that, unless the Company is able to raise a substantial amount of money, the Company may not be able to continue in business. Currently the Company is not able to pay all of its debts as they have become due. Your debt is an example of this problem. We have given you the opportunity to ask questions of and to receive answers from us about the terms and conditions of this Offering, and we also have given you the opportunity to obtain any additional information regarding the Company, which we possess or can acquire without unreasonable effort or expense including (without limitation) all minutes of meetings of our Board of Directors or committees, and other relevant documents you have requested. We have also given you the opportunity to speak with our independent auditors, and you have done so to the extent you have deemed it to be necessary or appropriate. In addition, you have made such other financial or other inquiry as you have deemed necessary or appropriate in the conduct of your due diligence investigation. You have not relied on due diligence of any other party in connection herewith.

6. You acknowledge and understand, however, that we have not authorized any person to make any statements on our behalf, which would in any way contradict any of the information that we have provided to you in writing, including the information set forth in this Subscription Agreement or in the 1934 Act Documents. You further represent to the Company that you have not relied upon any such representations regarding the Company, its business or financial condition or this transaction in making any decision to acquire the Series B Stock. If you become aware of conflicting information, you will discuss this with us.

7. Your present financial condition is such that it is unlikely that it would be necessary for you to dispose of the Series B Stock in the foreseeable future. You further understand and agree that:

3

a.
Neither the Series B Stock nor the shares of common stock issuable upon conversion of the Series B Stock have been registered under the Series A Stock Act of 1933 or any state or foreign securities laws and, consequently are and will continue to be restricted securities within the meaning of Rule 144 promulgated under the 1933 Act and applicable state statutes;

b.
You cannot resell the Series B Stock or the shares of common stock issuable upon conversion of the Series B Stock unless they are registered under the 1933 Act and any applicable state securities laws or unless an exemption from the registration requirements is available;

c.	As a result, you must bear the economic risks of the investment in the Series B Stock and the shares of common stock issuable upon conversion of the Series B Stock for an indefinite period of time;

d.
The Company is the only person that may register the Series B Stock or the shares of common stock issuable upon conversion of the Series B Stock under the 1933 Act and state securities statutes, and we have not made any representations to you regarding any possible future registration of the Series B Stock or compliance some exemption under the 1933 Act;

e.
You will not sell or attempt to sell the Series B Stock or the shares of common stock issuable upon conversion of the Series B Stock without registration under the 1933 Act and any applicable state securities laws, unless exemptions from such registration requirements are available and the undersigned has satisfied the Company that an exemption is available for such sale;

f.
The Company has the right to issue instructions to its transfer agent to bar the transfer of any of the certificates representing the Series B Stock and the shares of common stock issuable upon conversion of the Series B Stock except in accordance with the 1933 Act; and

g.
You consent to the placement of an appropriate restrictive legend or legends on any certificates evidencing the Series B Stock and any certificates issued in replacement or exchange therefor, as well as any certificates issued representing the shares of common stock issuable upon conversion of the Series B Stock.

8. You have reviewed this Subscription Agreement and all information you have obtained regarding the Company, its proposed business, assets, management, financial condition, capitalization and share ownership and plan of operations with your legal, financial, tax and investment advisors to the extent that you have determined that it is appropriate or necessary for you to do so prior to committing to make an investment herein. Your review has included (without limitation) the following documents:

a.	The Company’s articles of incorporation, including amendments thereto, and bylaws;

4

b.	The Designation;

c.	Minutes of meetings or Statements of Consents of the Company’s Board of Directors;

d.	The Company’s 1934 Act Documents; and

e.	Such other documents as you or your advisors have determined appropriate.

9. You represent and warrant that you have reviewed the way in which your original loan proceeds were used, which loan you are now exchanging for Series B Stock in the Company, and are satisfied with the use of proceeds and have no objections thereto.

10. We may amend or modify this Agreement only in writing signed by both you and the Company. No evidence shall be admissible in any court concerning any alleged oral amendment hereof.

11. This Agreement binds and inures to the benefit of our respective representatives, successors and permitted assigns.

12. Each of us hereto agrees for ourselves and our successors and permitted assigns to execute any and all further instruments necessary for the fulfillment of the terms of this Agreement.

13. You acknowledge that the Company is relying on the accuracy of the representations and warranties you are making in this Agreement, and you agree to indemnify the Company, and to hold us harmless from and against any and all liability that may result to us (including court costs and attorneys’ fees) as a result of any of your representations or warranties being materially inaccurate, incomplete or misleading.

14. You acknowledge that you have reviewed the definition of the term “accredited investor” as set forth following your signature and you represent and warrant to us that you are an “accredited investor.”

15. This Agreement is made under, shall be construed in accordance with and shall be governed by the laws of the State of Colorado.

16. This Agreement is not effective unless and until it is accepted in writing by the Company, regardless whether the Company has received or deposited the subscription amount.

IN WITNESS WHEREOF, subject to our acceptance, you have completed this Subscription Agreement and tendered payment as set forth above to evidence your commitment to purchase the Series B Stock on the terms, and with the representations and warranties set forth above.

5

(Investor)
Date: December 29, 2006
	By:	/s/ Dewey L. Williams
The Dewey L. Williams Profit Sharing Plan and Trust

Name: Dewey L. Williams
Address: ___________________	Title:______________________
____________________________
____________________________	Tax ID #:___________________

Form (circle one): individual corporation partnership ltd.liab.co. trust other_______________

/s/ Dewey L. Williams
Dewey L. Williams

Name: Dewey L. Williams
Address: ___________________	Title:______________________
____________________________
____________________________	Tax ID #:___________________

Form (circle one): (individual) corporation partnership ltd.liab.co. (trust) other_______________

SUBSCRIPTION ACCEPTED AND RECEIPT OF CONSIDERATION ACKNOWLEDGED:

GOLDEN EAGLE INTERNATIONAL, INC.

December 29, 2006	By:	/s/ Terry C. Turner
Terry C. Turner, President

DEFINITION OF “ACCREDITED INVESTOR”

Section 2(15) of the 1933 Act:

(15) The term “accredited investor” shall mean B

(i) a bank as defined in section 3(a)(2) of the Act whether acting in its individual or fiduciary capacity; an insurance company as defined in section 2(13) of the Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act; a Small Business Investment Company licensed by the Small Business administration; or an employee benefit plan, including an individual retirement account, which is subject to the provisions of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, which is either a bank, insurance company, or registered investment advisor; or

6

(ii) any person who, on the basis of such factors as financial sophistication, net worth, knowledge, and experience in financial matters, or amount of assets under management qualifies as an accredited investor under rules and regulations which the Commission shall prescribe.

Rule 215. Accredited Investor

The term “accredited investor” as used in section 2(15)(ii) of the Securities Act of 1933 shall include the following persons:

(a) Any savings and loan association or other institution specified in section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the Securities and Exchange Act of 1934; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, which is a savings and loan association, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

(b) Any private business development company as defined in section 202(a)(22) of the Investment Advisors Act of 1940;

(c) Any organization described in section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

(d) Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

(e) Any natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of his purchase exceeds $1,000,000;

(f) Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

7

(g) Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii); and

(h) Any entity in which all of the equity owners are accredited investors.

Guidelines for Calculating Net Worth:

Any valuation of a residence included in the calculation of net worth must be based on an appraisal obtained by the Investor in connection with obtaining a loan secured by such residence.

Marketable securities owned by the Investor included in the calculation of net worth must be based on a recent market value, with appropriate discounts for lack of marketability if the securities represent greater than a 10% interest in the issuer, if the securities are “restricted shares” or subject to any contractual or other restriction, if the securities are thinly traded, or for other appropriate reasons.

Any valuation of any other asset with a value in excess of $100,000 must be based on an independent valuation or appraisal.

Guidelines for Calculating Net Income:

For the purposes of determining whether an Investor is an “accredited investor,” net income must be calculated based on its adjusted gross income as reported to the Internal Revenue Service (for U.S. taxpayers) or other similar measure (for non-U.S. taxpayers).

Substantiation of Net Worth and Net Income:

Golden Eagle International, Inc. (the “Company”) is relying on the accuracy of each Investor’s representations and warranties with respect to its status as an accredited investor. The Company is aware that personal financial matters are private and confidential, and will endeavor to maintain all information contained in the subscription agreement or otherwise obtained confidential. In case of any question, however, the Company may request substantiation of the Investor’s status by discussing the issue with the Investor’s banker, attorney, accountant, or investment advisor. If questions develop, the Company will contact the Investor before seeking any independent confirmation.

8

GOLDEN EAGLE INTERNATIONAL, INC.

SERIES B CONTINGENT CONVERTIBLE PREFERRED
STOCK SUBSCRIPTION AGREEMENT

THE SERIES B STOCK BEING OFFERED BY GOLDEN EAGLE INTERNATIONAL, INC. HEREUNDER HAS NOT BEEN REGISTERED UNDER THE SERIES A STOCK ACT OF 1933 OR APPLICABLE STATE BLUE SKY OR SECURITIES LAWS AND IS OFFERED UNDER AN EXEMPTION FROM THE REGISTRATION PROVISIONS OF SUCH LAWS. THESE SECURITIES CANNOT BE SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH THE RESTRICTIONS ON TRANSFER CONTAINED IN THIS STOCK SUBSCRIPTION AGREEMENT AND APPLICABLE FEDERAL AND STATE SECURITIES LAWS.

NOTE: By considering an investment in Golden Eagle International, Inc., as described herein, you are representing, and by executing this Subscription Agreement, you represent and warrant, that you are an “accredited investor” as that term is defined in Section 2(a)(15) of the Federal Securities Act of 1933 (the “1933 Act”) and Rule 215 thereunder, and in Rule 501(a) of Regulation D under the 1933 Act,.

This Subscription Agreement (“Subscription Agreement” or “Agreement”) is for the completion of an offering of securities (the “Offering”) by Golden Eagle International, Inc. (the “Company”) to Mary A. Erickson (“Ms. Erickson” or “you”), pursuant to Sections 4(2) and 4(6) of the 1933 Act and Rule 506 of Regulation D thereunder. The following summarizes the Offering to the Investor:

•
Offering: 25,960 shares of Series B Contingent Convertible Preferred Stock for a price of $1.00 per share, of which $25,959.65 will be invested on the date that this Agreement is executed by the satisfaction of Ms. Erickson’s loan to the Company in that amount, and is exchanged for Series B Contingent Convertible Preferred Stock.

•
Series B Stock: Each share of the Company’s Series B Contingent Convertible Preferred Stock (“Series B Stock”), is convertible into the Company’s Common Stock in accordance with the provisions contained in the Certificate of Designation of Preferences and Rights of the Series B Stock (“Designation”). The Series B Stock has significant transferability restrictions imposed by SEC Rule 144.

•
Total offering: $25,959.65 maximum (there is no minimum total investment). The Company may use all funds as invested in its own discretion, regardless of whether the Company has sufficient funds to pursue its proposed operations (as described in the Company’s reports filed under the Stock Exchange Act of 1934 (the “1934 Act Reports”).

•
Use of Proceeds: The entire Offering proceeds, which result from the exchange of currently existing debt owed by the Company to Ms. Erickson, have been used by the Company for working capital and general corporate expenses.

This Subscription Agreement is offered for the purpose of Ms. Erickson considering the ramifications of her investment in the Offering as described above. If after reviewing this Subscription Agreement and other relevant documents with the your legal, financial, tax and investment advisors as you deem appropriate you elect to purchase Securities, please complete the following:

By executing this Agreement and returning it to the Company, you further agree that your investment is being made entirely on the terms and conditions stated herein and in the documents attached hereto. You understand that this Subscription Agreement is not binding until the Company accepts it in writing.

Caveat: Certain statements contained herein and included in other documents which have been given to you (including the Company’s reports filed pursuant to the requirements of the 1934 Act) using the terms “may,” “expects to” and other terms denoting future possibilities, are forward-looking statements. We cannot guarantee the accuracy of these statements as they are subject to a variety of risks, which are beyond our ability to predict or control. These risks may cause actual results to differ materially from the projections or estimates given to you. These risks include, but are not limited to, the possibility that the described operations or other activities will not be completed on economic terms, if at all. Our contemplated operations are attendant with high risk. There can be no assurance that we will succeed in operating our contemplated business, and it is important that each person considering and investment pursuant to this Subscription Agreement understands the significant risks, which accompany the proposed conduct of our future operations.

In connection with your proposed purchase of the Series B Stock, you further represent as follows:

1. You understand that an investment in the Series B Stock is one of significant risk, and there can be no assurance that the Series B Stock, or the common stock into which it is convertible, will ever be valuable, or that the Company will ever be able to actually receive the support and favorable vote of a majority of its shareholders to authorize the increase of its common stock. You understand that currently the Company has no available common stock and that it has reached the limits of its currently authorized common stock. You further understand that the Company will make its best efforts to seek and receive the approval of a majority of its shareholders for an increase in its authorized common stock sufficient to allow you to convert your Series B Stock into common stock of the Company, but that the Company cannot guarantee such an outcome. If the Company is unable to secure the approval of a majority of its shareholders for an increase in its authorized stock, then you will remain the holder of Series B Stock only. The risks associated with an investment of the Series B Stock are those set out in this paragraph, as well as those that are set forth in the Company’s 1934 Act Reports filed with the U.S. Securities and Exchange Commission and available on its EDGAR electronic filing service, or also available through the Company website, www.geii.com, or have been made available to you from the Company upon request. By signing this Subscription Agreement, you represent and warrant to the Company that you are familiar with, and are willing to accept, all such risks.

2. You acknowledge that you may lose your entire investment in the Series B Stock. You hereby represent that an investment in the Series B Stock is a suitable investment for you, taking into consideration the restrictions on transferability and the other considerations affecting the Series B Stock and the Company as described herein, and in the documents included with this Subscription Agreement and in the due diligence investigation that you have made.

3. You will acquire the Series B Stock for your own account and not on behalf of any other person or entity. You will acquire the Series B Stock for investment purposes and not for resale or distribution to any other person.

4. You are not aware of the payment of any commission or other remuneration to any person in connection with the execution of this transaction or the purchase of the Series B Stock.

5. We have provided you with access to the Company’s 1934 Act Documents, disclosure on the Company’s website, press releases, and updated information. You are aware that, unless the Company is able to raise a substantial amount of money, the Company may not be able to continue in business. Currently the Company is not able to pay all of its debts as they have become due. Your debt is an example of this problem. We have given you the opportunity to ask questions of and to receive answers from us about the terms and conditions of this Offering, and we also have given you the opportunity to obtain any additional information regarding the Company, which we possess or can acquire without unreasonable effort or expense including (without limitation) all minutes of meetings of our Board of Directors or committees, and other relevant documents you have requested. We have also given you the opportunity to speak with our independent auditors, and you have done so to the extent you have deemed it to be necessary or appropriate. In addition, you have made such other financial or other inquiry as you have deemed necessary or appropriate in the conduct of your due diligence investigation. You have not relied on due diligence of any other party in connection herewith.

6. You acknowledge and understand, however, that we have not authorized any person to make any statements on our behalf, which would in any way contradict any of the information that we have provided to you in writing, including the information set forth in this Subscription Agreement or in the 1934 Act Documents. You further represent to the Company that you have not relied upon any such representations regarding the Company, its business or financial condition or this transaction in making any decision to acquire the Series B Stock. If you become aware of conflicting information, you will discuss this with us.

7. Your present financial condition is such that it is unlikely that it would be necessary for you to dispose of the Series B Stock in the foreseeable future. You further understand and agree that:

a.
Neither the Series B Stock nor the shares of common stock issuable upon conversion of the Series B Stock have been registered under the Series A Stock Act of 1933 or any state or foreign securities laws and, consequently are and will continue to be restricted securities within the meaning of Rule 144 promulgated under the 1933 Act and applicable state statutes;

b.
You cannot resell the Series B Stock or the shares of common stock issuable upon conversion of the Series B Stock unless they are registered under the 1933 Act and any applicable state securities laws or unless an exemption from the registration requirements is available;

c.	As a result, you must bear the economic risks of the investment in the Series B Stock and the shares of common stock issuable upon conversion of the Series B Stock for an indefinite period of time;

d.
The Company is the only person that may register the Series B Stock or the shares of common stock issuable upon conversion of the Series B Stock under the 1933 Act and state securities statutes, and we have not made any representations to you regarding any possible future registration of the Series B Stock or compliance some exemption under the 1933 Act;

e.
You will not sell or attempt to sell the Series B Stock or the shares of common stock issuable upon conversion of the Series B Stock without registration under the 1933 Act and any applicable state securities laws, unless exemptions from such registration requirements are available and the undersigned has satisfied the Company that an exemption is available for such sale;

f.
The Company has the right to issue instructions to its transfer agent to bar the transfer of any of the certificates representing the Series B Stock and the shares of common stock issuable upon conversion of the Series B Stock except in accordance with the 1933 Act; and

g.
You consent to the placement of an appropriate restrictive legend or legends on any certificates evidencing the Series B Stock and any certificates issued in replacement or exchange therefor, as well as any certificates issued representing the shares of common stock issuable upon conversion of the Series B Stock.

8. You have reviewed this Subscription Agreement and all information you have obtained regarding the Company, its proposed business, assets, management, financial condition, capitalization and share ownership and plan of operations with your legal, financial, tax and investment advisors to the extent that you have determined that it is appropriate or necessary for you to do so prior to committing to make an investment herein. Your review has included (without limitation) the following documents:

a.	The Company’s articles of incorporation, including amendments thereto, and bylaws;

b.	The Designation;

c.	Minutes of meetings or Statements of Consents of the Company’s Board of Directors;

d.	The Company’s 1934 Act Documents; and

e.	Such other documents as you or your advisors have determined appropriate.

9. You represent and warrant that you have reviewed the way in which your original loan proceeds were used, which loan you are now exchanging for Series B Stock in the Company, and are satisfied with the use of proceeds and have no objections thereto.

10. We may amend or modify this Agreement only in writing signed by both you and the Company. No evidence shall be admissible in any court concerning any alleged oral amendment hereof.

11. This Agreement binds and inures to the benefit of our respective representatives, successors and permitted assigns.

12. Each of us hereto agrees for ourselves and our successors and permitted assigns to execute any and all further instruments necessary for the fulfillment of the terms of this Agreement.

13. You acknowledge that the Company is relying on the accuracy of the representations and warranties you are making in this Agreement, and you agree to indemnify the Company, and to hold us harmless from and against any and all liability that may result to us (including court costs and attorneys’ fees) as a result of any of your representations or warranties being materially inaccurate, incomplete or misleading.

14. You acknowledge that you have reviewed the definition of the term “accredited investor” as set forth following your signature and you represent and warrant to us that you are an “accredited investor.”

15. This Agreement is made under, shall be construed in accordance with and shall be governed by the laws of the State of Colorado.

16. This Agreement is not effective unless and until it is accepted in writing by the Company, regardless whether the Company has received or deposited the subscription amount.

IN WITNESS WHEREOF, subject to our acceptance, you have completed this Subscription Agreement and tendered payment as set forth above to evidence your commitment to purchase the Series B Stock on the terms, and with the representations and warranties set forth above.

(Investor)
Date: December 29, 2006
	By:	/s/ Mary A. Erickson
Mary A. Erickson

Name: Mary A. Erickson
Address: ___________________	Title:______________________
____________________________
____________________________	Tax ID #:___________________

Form (circle one): individual corporation partnership ltd.liab.co. trust other_______________

SUBSCRIPTION ACCEPTED AND RECEIPT OF CONSIDERATION ACKNOWLEDGED:

GOLDEN EAGLE INTERNATIONAL, INC.

December 29, 2006	By:	/s/ Terry C. Turner
Terry C. Turner, President

DEFINITION OF “ACCREDITED INVESTOR”

Section 2(15) of the 1933 Act:

(15) The term “accredited investor” shall mean B

(i) a bank as defined in section 3(a)(2) of the Act whether acting in its individual or fiduciary capacity; an insurance company as defined in section 2(13) of the Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act; a Small Business Investment Company licensed by the Small Business administration; or an employee benefit plan, including an individual retirement account, which is subject to the provisions of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, which is either a bank, insurance company, or registered investment advisor; or

(ii) any person who, on the basis of such factors as financial sophistication, net worth, knowledge, and experience in financial matters, or amount of assets under management qualifies as an accredited investor under rules and regulations which the Commission shall prescribe.

Rule 215. Accredited Investor

The term “accredited investor” as used in section 2(15)(ii) of the Securities Act of 1933 shall include the following persons:

(a) Any savings and loan association or other institution specified in section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the Securities and Exchange Act of 1934; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, which is a savings and loan association, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

(b) Any private business development company as defined in section 202(a)(22) of the Investment Advisors Act of 1940;

(c) Any organization described in section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

(d) Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

(e) Any natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of his purchase exceeds $1,000,000;

(f) Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

(g) Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii); and

(h) Any entity in which all of the equity owners are accredited investors.

Guidelines for Calculating Net Worth:

Any valuation of a residence included in the calculation of net worth must be based on an appraisal obtained by the Investor in connection with obtaining a loan secured by such residence.

Marketable securities owned by the Investor included in the calculation of net worth must be based on a recent market value, with appropriate discounts for lack of marketability if the securities represent greater than a 10% interest in the issuer, if the securities are “restricted shares” or subject to any contractual or other restriction, if the securities are thinly traded, or for other appropriate reasons.

Any valuation of any other asset with a value in excess of $100,000 must be based on an independent valuation or appraisal.

Guidelines for Calculating Net Income:

For the purposes of determining whether an Investor is an “accredited investor,” net income must be calculated based on its adjusted gross income as reported to the Internal Revenue Service (for U.S. taxpayers) or other similar measure (for non-U.S. taxpayers).

Substantiation of Net Worth and Net Income:

Golden Eagle International, Inc. (the “Company”) is relying on the accuracy of each Investor’s representations and warranties with respect to its status as an accredited investor. The Company is aware that personal financial matters are private and confidential, and will endeavor to maintain all information contained in the subscription agreement or otherwise obtained confidential. In case of any question, however, the Company may request substantiation of the Investor’s status by discussing the issue with the Investor’s banker, attorney, accountant, or investment advisor. If questions develop, the Company will contact the Investor before seeking any independent confirmation.